===============================================================================

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                           Mikohn Gaming Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           MIKOHN GAMING CORPORATION
                                920 Pilot Road
                            Las Vegas, Nevada 89119



                              April 20, 2001

Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Mikohn Gaming Corporation, which will be held at the MGM Grand Conference Center, 3799 Las Vegas Boulevard South, Las Vegas, Nevada on May 17, 2001 at 10:00 a.m. A sign in the lobby of the conference center will direct you to the meeting room. We hope that you will be able to attend the Annual Meeting in person and we look forward to seeing you.

     At the Annual Meeting, stockholders will elect three Class 3 directors to serve for terms of three years or until their successors are elected and qualified, and will act upon the other matters mentioned in the Notice of Annual Meeting and in the Proxy Statement accompanying this letter. We respectfully urge you to give your prompt attention to these matters.

     You may attend the meeting and vote your shares in person if you wish. If you intend to vote your shares in person, please see the last paragraph of the accompanying Notice of Annual Meeting of Stockholders regarding the proxy you will need to obtain if your shares are held in street name.

     Irrespective of whether you plan to attend in person, it is important that your shares be represented. We urge you to date, sign and return the enclosed proxy even if it is your present intention to attend the meeting and vote your shares in person because then your shares will be voted even if your plans change and you do not attend the meeting. Accordingly, after reviewing the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return the enclosed Proxy in the postage paid envelope at your earliest convenience.



                              Sincerely,


                              /s/ David J. Thompson
                              David J. Thompson
                              Chairman of the Board, President and
                              Chief Executive Officer

                           MIKOHN GAMING CORPORATION
                                920 Pilot Road
                            Las Vegas, Nevada 89119

                                (702) 896-3890

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            Thursday, May 17, 2001

  The 2001 Annual Meeting of Stockholders of Mikohn Gaming Corporation, a Nevada corporation, will be held at the MGM Grand Conference Center, 3799 Las Vegas Boulevard South, Las Vegas, Nevada, on Thursday, May 17, 2001 commencing at 10:00 a.m. A sign in the lobby of the conference center will direct you to the room in which our meeting will be held.

  We will consider the following matters:

  1. The election of three Class 3 directors to hold office until the 2004 Annual Meeting of Stockholders or until their successors are elected and qualified; and

  2. Acting upon such other business as may properly come before the Annual Meeting and any adjournment or postponement of the meeting.

  Only stockholders of record on our books at the close of business on March 23, 2001 are entitled to vote at the annual meeting and any adjournment or postponement of the meeting.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE NUMBER YOU HOLD. IRRESPECTIVE OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

  You may attend the annual meeting and vote your shares in person even if we have already received your signed proxy at the date of the meeting. However, if your shares are held in the name of your stockbroker or another nominee and you decide to vote your shares in person, you must get a proxy signed by your nominee and bring it with you to the meeting.



                            By Order of the Board of Directors


                            /s/ Charles H. McCrea, Jr.
                            Charles H. McCrea, Jr.
                            Secretary
Las Vegas, Nevada
April 20, 2001

                           MIKOHN GAMING CORPORATION
                                920 Pilot Road
                            Las Vegas, Nevada 89119
                                (702) 896-3890
                           -------------------------
                                PROXY STATEMENT
                                APRIL 20, 2001
                           -------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                            Thursday, May 17, 2001

  This proxy statement and the accompanying proxy card are first being mailed on or about April 20, 2001, to all holders of record of our common stock as of the close of business on March 23, 2001. This proxy statement contains information related to the 2001 annual meeting of stockholders of Mikohn Gaming Corporation to be held on Thursday, May 17, 2001, beginning at 10:00 a.m., at the MGM Grand Conference Center, 3799 Las Vegas Boulevard South, Las Vegas, Nevada.

                               ABOUT THE MEETING

What is the purpose of the annual meeting?

  At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement. In addition, management will report on our performance during fiscal 2000 and respond to questions from shareholders.

Who is entitled to vote at the meeting?

  Only shareholders of record at the close of business on March 23, 2001, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

  A list of shareholders entitled to vote at the annual meeting will be available at our offices, 920 Pilot Road, Las Vegas, Nevada 89119, for a period of ten days prior to the annual meeting and at the annual meeting itself for examination by any stockholder.

What are the voting rights of the holders of Mikohn common stock?

  Holders of our common stock will vote as a single class on all matters to be acted upon at the annual meeting. Each outstanding share of our common stock will be entitled to one vote on each matter.

Who can attend the meeting?

  All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

What constitutes a quorum?

  The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 11,068,061 shares of our common stock, not including 19,113 treasury shares, were outstanding. Treasury shares may not be voted nor counted for any purpose at the annual meeting.

  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote?

  If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. In the absence of any contrary instructions, shares represented by signed and otherwise valid proxies will be voted for the election of the nominees for directors named on the proxy and in the discretion of the named and acting proxy with respect to any other matter properly presented for consideration at the annual meeting.

Can I change my vote after I return my proxy card?

  Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our corporate secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

  Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. Our board's recommendation is set forth together with the description of each item in this proxy statement. In summary, our board recommends a vote for election of the nominated directors.

  With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

  Election of Directors. The three candidates for director who receive the most votes will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

  Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

  If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

  Our common stock is quoted on the Nasdaq National Market under the symbol "MIKN".

How do the directors and executive officers intend to vote their shares?

  Our directors and executive officers collectively own beneficially and/or have voting power with respect to approximately 44.0% percent of our outstanding common stock. They have informed us that they intend to vote their shares FOR the three Class 3 candidates for director named below, and according to their best judgment as to any other matter properly brought before the meeting.

AGENDA ITEM NO. 1

                             ELECTION OF DIRECTORS

  Our board of directors is comprised of seven directors divided among three classes, as follows:

  Class 1  -   The Class 1 directors are David J. Thompson and John K. Campbell.
  -------      They are serving three-year terms scheduled to expire at our 2002 annual meeting.

  Class 2  -   The Class 2 directors are James E. Meyer and Douglas M. Todoroff.
  -------      They are serving terms that expire at our 2003 annual meeting.

  Class 3  -   The Class 3 directors are Terrance W. Oliver, Dennis A. Garcia
  -------      and Bruce E. Peterson. They are serving terms scheduled to expire at our 2001 annual meeting. Messrs. Oliver, Garcia and Peterson are the board candidates for election to three year terms scheduled to expire at our 2004 annual meeting.

  At the annual meeting on May 17, 2001, only the Class 3 directors - Messrs. Oliver, Garcia and Peterson will stand for election.

  Except in cases of death, disability or resignation, directors serve until the end of their nominal terms or until their respective successors are elected and qualified, whichever is later.

  Our board of directors recommends a vote for each of the Class 3 directors nominated. Should a vacancy occur prior to the annual meeting for any reason (none is anticipated), the named proxy will vote for a substitute nominee designated by our board of directors.

  Following is a list of our current directors and executive officers:

          Name                 Age                        Position
         ------              -------                     ----------
David J. Thompson               57      Chairman of the Board, President and Chief Executive
                                         Officer
John K. Campbell (1)            71      Director and Chairman of Audit Committee
Douglas M. Todoroff (1)         54      Director and Chairman of Compensation Committee
Dennis A. Garcia                55      Director and Executive Vice President - Sales
Terrance W. Oliver (2)          51      Director
Bruce E. Peterson               53      Director
James E. Meyer                  46      Director
Charles H. McCrea, Jr.          51      Executive Vice President, General Counsel and
                                         Secretary
Donald W. Stevens               60      Executive Vice President, Chief Financial Officer and
                                         Treasurer
Louie D. Peyton                 51      Executive Vice President - Operations
Robert J. Parente               40      Vice President - North American Sales

(1)  Member of the Audit and Compensation Committees

(2)  Member of the Audit Committee.

Nominees for Election to a Three Year Term Ending at Our 2004 Annual Meeting

  Dennis A. Garcia has been a director since December 1993, and was our vice
  ----------------
president-sales, Casino Signs Division, from November 1993 to 1996. From 1996 to 2000, Mr. Garcia served as executive vice president - proprietary games. Since 2000, he has served as executive vice president - sales. From 1985 until joining Mikohn in 1993, Mr. Garcia was president and director of sales of Casino Signs North, Inc., and from 1990 until joining Mikohn, he also was president of A&D Sign Manufacturing, Inc. Both Casino Signs North and A&D Sign Manufacturing served as distributors of our products and were merged into Mikohn in November 1993. Mr. Garcia was a founder of both Casino Signs North and A&D Sign Manufacturing and served as a director of both corporations from their inception.

  Bruce E. Peterson has been a director of Mikohn since December 1993, and was
  -----------------
vice president-production from November 1993 (executive vice president from March 1996) until his retirement as an officer effective December 31, 1996. Prior to joining Mikohn, Mr. Peterson was president and a director of Peterson Sign Art, Inc. and a general partner of its predecessor since 1979. Peterson Sign Art, Inc. was a distributor of our products and was merged into Mikohn in November 1993.

  Terrance W. Oliver has been a director of Mikohn since 1988, and served as
  ------------------
chairman of our board of directors from 1988 to September 1993. Mr. Oliver served in various executive capacities at nine casino properties from 1973 - 1996, when he retired as chief operating officer of Fitzgeralds Gaming Corporation. He currently serves on the board of managers of Peninsula Gaming Partners, LLC, which operates the Diamond Jo Casino in Dubuque, Iowa. Because of Mr. Oliver's extensive experience in casino management, in 1996 we retained him as a consultant to assist in new product development. In 2000 we paid Mr. Oliver approximately $20,560 for his services as a consultant, which was in addition to all amounts paid to him for his services as an outside director.

Directors Continuing in Office Until the 2002 Annual Meeting

  David J. Thompson has been chief executive officer of Mikohn since 1988.  He
  -----------------
was appointed chairman of our board of directors in September 1993 and was appointed president in September 1998. He served as our chief financial officer from 1988 to September 1993 and from August 1995 to June 1996. From 1977 to 1988, Mr. Thompson was in private practice as a certified public accountant in Reno and Las Vegas, Nevada, serving a number of clients involved in the gaming industry. From 1973 to 1976, Mr. Thompson served as a consultant to various gaming industry clients in Las Vegas and Reno. He was an executive with Harrah's (predecessor to Harrah's Entertainment, Inc.) from 1969 to 1973.

  John K. Campbell has served as a director of Mikohn since December 1993.  From
  ----------------
1986 until February 1995, Mr. Campbell served as a director of Sahara Gaming Corporation (formerly Sahara Resorts) and of various Sahara subsidiary corporations. He is president of Sportco Sporting Goods, Inc., a retail sporting goods store. Mr. Campbell was self-employed as a consultant from 1986 to 1989 and was vice president/finance and treasurer of the MGM Grand Hotel from 1972 until 1986. He is chairman of the audit committee of our board of directors.

Directors Continuing in Office Until the 2003 Annual Meeting

  Douglas M. Todoroff has served as a director of Mikohn since December 1993.
  -------------------
He has been president of Mercier Management Company since November 1993, was senior vice president-manager of commercial lending with Bank of America Nevada from 1992 to 1993 and was executive vice president and senior credit officer of its predecessor, Valley Bank of Nevada, from 1981 to 1992. He is chairman of the compensation committee of our board of directors.

  James E. Meyer was appointed on February 9, 1999, to fill a Class 2 vacancy on
  --------------
our board of directors and was first elected to our board of directors at the 2000 annual meeting. Since January 1997, he has served as executive vice president of Thomson Consumer Electronics, the world's fourth largest manufacturer of consumer electronic products. Mr. Meyer has served Thomson and its predecessor, General Electric Company, in numerous and successively more responsible capacities since 1985. Thomson, based in Indianapolis, Indiana, has 30 production facilities in 17 countries and has more than 50,000 employees worldwide. At Thomson, Mr. Meyer oversees the development of products and management of product lines generating annual revenues in excess of $4.5 billion. He also is a director of Gemstar Development Corporation (NASDAQ:GMST)
                                                                          ----
located in Pasadena, California.

Executive Officers

  Biographical information on our executive officers who are not directors is set forth below. There are no family relationships between any director or executive officer and any other director or executive officer. All executive officers serve at the pleasure of our board of directors; however, we have an employment contract with each of them, and we would incur certain financial penalties should we terminate any such employment contract without good cause.

  Charles H. McCrea, Jr. executive vice president-general counsel and secretary
  ----------------------
since 1996, has served as an executive officer of Mikohn since 1994. For more than ten years prior to his employment with us in 1994, he was a partner in Lionel Sawyer & Collins, a Nevada law firm with offices in Las Vegas and Reno. He is admitted to practice law in Nevada and California.

  Donald W. Stevens has been executive vice president, chief financial officer
  -----------------
and treasurer since June 1996. From 1981 to 1996 Mr. Stevens was the owner and president of Orange Torpedo Trips Inc., Grants Pass, Oregon. From 1971 to 1981 he held several positions with Harrah's. He was serving as treasurer and controller of Harrah's at the time he resigned to establish his excursion business.

  Louie D. Peyton has served as a vice president of Mikohn since January 1997,
  ---------------
and as executive vice president - operations since March 1999. Prior to his employment with us, he served in 1996 as a consultant to Aura Systems of El Segundo, California. He was employed from 1992 to 1996 by Harman Manufacturing, Northridge Manufacturing Group, Northridge, California where he advanced to the position of vice president - operations. He served from 1989 to 1992 as director of quality assurance at TRW Vehicle Safety Systems, Inc. in Mesa, Arizona and served from 1985 to 1989 as director of quality assurance at ITT Corporation, ITT Automotive, Inc. in Southfield, Michigan. He served from 1981 to 1985 successively as reliability/quality manager and manufacturing engineering manager at Rockwell International in Ashtabula, Ohio.

  Robert J. Parente has served as an executive director of Mikohn since July
  ------------------
1996, and as vice president - North American sales since March 1999. Prior to his employment with us, he was an executive with three California high-tech companies, which were extensively involved in embedded and game development systems. He served in 1996 as the president of Infusion Technology, Inc., held the position of vice president/general manager for EXP Computer, Inc. from 1991 to 1995 and served as director of sales and marketing for ZAX Corporation from 1986 to 1991. He served from 1984 to 1986 as the regional applications engineer and district sales manager for Computer Automation in Natick, Massachusetts and from 1983 to 1984 was employed as an electrical design engineer for GTE Corporation in Needham Heights, Massachusetts.


                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

  Our board of directors held four meetings in 2000. With the exception of Mr. Meyer's absence at the May 9, 2000 meeting, all directors attended all meetings. Other business was handled from time to time by unanimous written consent.

  Our board of directors has an audit committee and a compensation committee.
We do not have a nominating committee. Committee members are appointed by the full board of directors. In 2000, Messrs. Campbell and Todoroff were members of
both the audit committee and the compensation committee.   Mr. Oliver was
appointed to the audit committee on May 9, 2000. All of the members of the audit and compensation committees are outside directors.

  The audit committee, chaired by Mr. Campbell, is charged with reviewing our audited financial statements and making recommendations to the full board of directors on matters concerning our audits, the selection of our independent public accountants and such other matters relating to our financial and accounting affairs as the audit committee may in its discretion choose to address. The audit committee met twice during 2000 and all members attended both meetings.

  The compensation committee, chaired by Mr. Todoroff, is responsible for monitoring the performance of our executive officers, passing upon salaries, bonuses and other compensation for our executive officers, and administering our Stock Option Plan. The compensation committee met three times in 2000 and both members attended all meetings. Routine matters were handled on occasion by unanimous written consent.

  Each director who is not one of our employees receives a monthly stipend of $1,000, a fee of $2,000 for each board and board committee meeting attended and reimbursement for reasonable expenses. In addition, each such director receives each year, immediately following the annual meeting, a ten year option (vesting as to one-third of the optioned shares, cumulatively, on each of the first three anniversaries of each grant) to purchase at 100% of the fair market value at the date of grant 5,000 shares of our common stock plus 1,000 shares for each year he has served as a director. Directors who are not employees may participate in our executive medical plan. Directors who are employees do not receive additional compensation for their services as directors.

Compensation Committee Interlocks and Insider Participation

  The membership of the compensation committee of our board of directors in 2000 consisted of Mr. Campbell and Mr. Todoroff. No member of the compensation committee is now or ever was an officer or employee of Mikohn. None of our executive officers serves as a member of the compensation committee of the board of directors of an entity whose executive officer is a member of our compensation committee. None of the members of the compensation committee of our board of directors was our officer or employee or had any relationship with us that requires disclosure under SEC regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities and Exchange Act of 1934 requires our officers, our directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers. Officers, directors and greater than ten percent beneficial holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of the forms furnished to us and written representations that no other reports were required, we believe that during fiscal year 2000 all our directors, executive officers and greater than ten percent beneficial owners complied with these requirements.

                            AUDIT COMMITTEE REPORT

  The board of directors of Mikohn is committed to the accuracy and integrity of its financial reporting. The audit committee takes an involved and active role in delivering on this commitment.

  The audit committee provides independent objective oversight of Mikohn's accounting functions and internal controls. The audit committee is composed solely of independent directors who are qualified for service under the NASDAQ listing standards. It acts under a written charter first adopted and approved by the board of directors in May 2000, which is attached to this proxy statement as Appendix A.

  The audit committee evaluates and recommends to the board an accounting firm to be engaged as Mikohn's independent auditors. Additionally, and as appropriate, the audit committee reviews and evaluates, and discusses and consults with Mikohn management, Mikohn internal audit personnel and the independent auditors about the following:

  . The plan for, and the independent auditors' report on, each audit of Mikohn's financial statements;
  . Mikohn's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;
  . Changes in Mikohn's accounting practices, principles, controls or methodologies, or in Mikohn's financial statements;
  .  Significant developments in accounting rules;
  . The adequacy of Mikohn's internal accounting controls, and accounting, financial and auditing personnel and
  . The establishment and maintenance of an environment at Mikohn that promotes ethical behavior.

  The audit committee recommends to the board of directors that Mikohn's financial statements be included in Mikohn's annual report. The audit committee took a number of steps in making this recommendation for 2000:

  . First, the audit committee discussed with Mikohn's independent auditors the overall scope and plans for their respective audits;
  . Second, the audit committee reviewed the audited financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements;
  . Third, the audit committee reviewed with the independent auditors their judgements as to the quality, not just the acceptability, of Mikohn's accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States of America and
  . Finally, the audit committee discussed with the independent auditors the auditors' independence from management and Mikohn, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

  Based on the discussions with Arthur Andersen LLP concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the audit committee, the audit committee recommended to the board of directors that the financial statements be included in Mikohn's 2000 Annual Report on Form 10-K.

                              Audit Committee


                              John K. Campbell, Chairman
                              Douglas M. Todoroff, Member
                              Terrance W. Oliver, Member

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

  The summary compensation table below sets forth for the fiscal years ended December 31, 2000, 1999 and 1998 information regarding compensation paid to our chief executive officer and each of our four other most highly compensated executive officers in fiscal 2000.

                          Summary Compensation Table

                                                                                       Long-Term
                                                                                     Compensation
                                                                                       Awards /
                                                    Annual Compensation                Number of                All Other
                                               ------------------------------      Shares Underlying          Compensation
   Name and Principal Position         Year    Salary ($)(1)      Bonus($)(1)         Option (2)                  ($)(3)
---------------------------------      ----    -------------    -------------     -------------------         ------------
David J. Thompson                      2000        439,425      219,222   (4)            80,000                   2,287
 Chairman, President and CEO           1999        434,327      225,207                  80,000                   2,881
                                       1998        388,132       20,974   (5)                                     1,184

Dennis A. Garcia                       2000        299,648                                                        1,471
  Executive Vice President -           1999        258,163                                                        1,757
  Sales                                1998        259,229      106,000   (5)                                     1,333

Charles H. McCrea, Jr.                 2000        342,739       50,000                  40,000                   2,400
  Executive Vice President             1999        320,373       20,000                  40,000                   2,500
  General Counsel and Secretary        1998        277,363                               20,000                   3,849

Donald W. Stevens                      2000        232,130       71,995                  40,000                   2,400
  Executive Vice President,            1999        214,483       42,595                  40,000                   2,933
  Treasurer and CFO                    1998        180,173        2,996   (5)                                     2,552

Louie D. Peyton                        2000        243,548                               10,000                   2,422
  Executive Vice President -           1999        220,255                                                        2,965
  Operations                           1998        161,285       32,200   (6)                                       832

(1) The amounts in the salary and bonus columns include gross compensation earned for each named executive for each year shown. The amounts in the salary column (a) include commissions, (b) exclude the bonuses shown in the bonus column, (c) include certain personal benefits such as automobile allowances, memberships and dues in various organizations and family medical expenses (but in no case did the amount paid to or on behalf of any named executive officer in respect of such personal benefits exceed $50,000 of his compensation for any year shown) and (d) include matching contributions under the Employees' Investment Plan.

(2) We have never granted stock appreciation rights (SARs). All stock options granted to the named executive officers in 2000 were granted at exercise prices not lower than the fair market value of the shares on the dates the grants were made. No director and none of the named executive officers exercised any stock options in 2000. We have a stock purchase program in which all directors and certain officers (including all of the executive officers listed in the summary compensation table) are eligible to participate. Under the program, each person who elected to participate purchased 20,000 shares of restricted common stock at the closing price on October 30, 1997, the day after the program was adopted by the board of directors. Each participant borrowed from us the entire purchase price of the common stock he elected to buy. We, however, made no cash outlay because we retained the purchase price of all shares sold. The loan to each participant is represented by the participant's promissory note dated October 30, 1997, due October 30, 2002, bearing interest at the rate of 6.37% payable at maturity, and is secured by a pledge of all of the stock purchased. The participants are unconditionally liable for the amounts of their respective notes, so we have little risk and no cost under the program. Directors and named executive officers who elected to purchase stock under this program are Messrs. Garcia, Peterson, McCrea, Stevens and Peyton, each of whom purchased 20,000 shares of stock and executed a note to us in the amount of $113,740, which represented the entire purchase price. In August 2000, Messrs. McCrea and Stevens acquired stock and assumed notes of two former executives of Mikohn. Mr. McCrea acquired 20,000 shares of stock and assumed a note from Behnam Bavarian; Mr. Stevens acquired 20,000 shares of stock and assumed a note from Lucien van Linden. Each note is in the principal amount of $113,740 with the same dates and terms of payment as the other notes described above.

(3) Amounts in the "all other compensation" column represent the employer contributions under our 401(k) plan. These amounts are not included in any other column

(4) Under the terms of our employment agreement with Mr. Thompson, he receives a bonus calculated at 5% of net pretax income multiplied by a fraction, the numerator of which is 9,802,611 and the denominator of which is the weighted average number of shares of common stock and common stock equivalents outstanding. The bonus is payable quarterly. In 2000, Mr. Thompson earned and was paid bonuses totaling $219,222 through the first three quarters. In the fourth quarter, we incurred an operating loss and charges of approximately $17.0 million in connection with the strategic repositioning of our business. Based on the fourth quarter results, Mr. Thompson has voluntarily recommended that any future bonuses he earns be offset by the bonuses he received in 2000.

(5)  Bonus paid in 1998 was earned in last quarter of 1997.

(6)  Discretionary bonus award based on job performance.

Employment Agreements and Change in Control Arrangements

     David J. Thompson.  In February 1999, we and Mr. Thompson entered into an
     -----------------
amendment to his 1988 employment agreement extending it through December 31, 2002 and providing for a base salary of $375,000 for 1999. His base salary increases by $20,000 in each succeeding year. Under his employment agreement, Mr. Thompson receives a bonus equal to 5% of net pretax income (but in no case greater than $1,000,000) for each year, multiplied by a fraction the numerator of which is 9,802,611 and the denominator of which is the weighted average number of shares of common stock and common stock equivalents outstanding for such year as reflected in our audited financial statements. If Mr. Thompson is terminated without good cause (as defined in his employment agreement), he will be entitled to a lump-sum termination payment equal to any unpaid base salary through the end of 2002 plus $1,000,000. In case of termination owing to disability, Mr. Thompson will receive full salary for six months following termination plus additional payments of $100,000 annually through December 31, 2002.

     Dennis A. Garcia.  Effective January 1, 2000 Mr. Garcia entered into a one-
     ----------------
year employment agreement with us under which he received in 2000 a base annual salary of $160,000, plus a non-refundable draw against sales commissions of $120,000, plus commissions (paid quarterly after the draw is exhausted) that vary by product and sales volume. The employment agreement automatically extends month-to-month effective February 1, 2001.

     Charles H. McCrea, Jr.  We have an employment agreement extending through
     ----------------------
2002 with Mr. McCrea, our executive vice president - general counsel and secretary. His base annual salary increased to $315,000 on January 1, 2001 and will increase to $335,000 on January 1, 2002. We are obligated to review Mr. McCrea's base salary annually and may pay him cash bonuses. We are not obligated to increase his base salary beyond the requirements of Mr. McCrea's employment agreement. In the event Mr. McCrea is terminated without good cause (as defined in his employment agreement), he will be entitled to a lump-sum termination payment equal to his base salary for the most recent calendar year, and his stock option rights will remain in full force and effect.

  Donald W. Stevens.  Our employment agreement with Mr. Stevens, our executive
  -----------------
vice president, treasurer and chief financial officer, extends through December 31, 2002. This agreement provides for a base salary of $200,000 annually plus a cash bonus in each year equal to one-half of one percent of our net pre-tax income multiplied by a fraction, the numerator of which is 9,831,531 and the denominator of which is the weighted average number of shares of common stock and common stock equivalents on a primary basis outstanding for such year as reflected in our financial statements. In no case may his bonus in any year exceed $1,000,000. In the event Mr. Stevens is terminated without good cause (as defined in his employment agreement), he will be entitled to a lump-sum termination payment equal to his base salary for the most recent calendar year, and his stock option rights will remain in full force and effect.

  Louie D. Peyton.  Our employment agreement with Mr. Peyton, our executive vice
  ---------------
president - operations, provides for a base salary of $220,000 annually plus such bonuses as we may award based on performance. Assuming that business plan objectives are fully met, Mr. Peyton's target bonus is 65% of his base annual salary. The employment agreement is terminable by either party on thirty days written notice.

  Robert J. Parente.  Our employment agreement with Mr. Parente, our vice
  -----------------
president - north american sales, provides for a base salary of $195,000 annually plus such bonuses as we may award based on performance. In the event Mr. Parente is terminated without good cause (as defined in his employment agreement), he will be entitled to a lump-sum termination payment of one half of his base annual salary as specified in his agreement.

  Any termination of employment without good cause of Mr. Thompson must be approved by a five-sevenths vote of our board of directors. The employment agreements with Messrs. Thompson, Garcia, McCrea, Stevens and Parente provide that their employment agreements will not be prematurely terminated by any merger, consolidation, asset sale, dissolution or change in ownership of Mikohn and that in the event of (1) a merger or consolidation in which we are not the surviving corporation, (2) a transfer of all or substantially all of our assets,
(3) a dissolution, or (4) a change in our board composition in which Messrs. Thompson, Garcia, Peterson and Oliver no longer comprise a majority of our board, then Messrs. Thompson, Garcia, McCrea, Stevens and Parente will not be bound by their covenants not to compete. With the exceptions just noted, all of the named executive officers are prohibited by their employment contracts from competing with us following termination of employment for various periods, the longest of which is two years.

              STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS IN 2000

  The table below sets forth the grants of stock options under our employee plan to each executive officer named in the summary compensation table during the fiscal year ended December 31, 2000. The amounts shown for the named executive officers as potential realizable values of their respective options are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the per share exercise prices of the optioned shares during the full terms of the options. No gain in the value of the optioned shares is possible without a corresponding increase in the stock price that will benefit all stockholders in proportion to their holdings. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Securities and Exchange Commission regulations. Actual gains, if any, are dependent on the future performance of our common stock. Potentially realizable values may not be achieved.

                      Option / SAR Grants in Fiscal 2000
                               Individual Grants


                                                                                                                  Potential
                                                                                                              Realizable Value
                                                                                                              (Net of Cost) at
                                                                                                               Assumed Annual
                                                                                                            Rates of Stock Price
                                                % of Total Options                                               Appreciation
                             Number of Shares       Granted to         Exercise                                for Option Term
                                Underlying         Employees in         Price           Expiration         ------------------------
      Name                    Options Granted     Fiscal Year(1)      $/Share(2)           Date                5%            10%
      ----                   ----------------   ------------------    ----------           ----            --------      ----------
David J. Thompson (3)              80,000               20%             $4.9375          01/10/2010        $643,413      $1,024,528

Charles H. McCrea, Jr. (3)         40,000               10%             $4.9375          01/10/2010        $321,707      $  512,264

Donald W. Stevens (3)              40,000               10%             $4.9375          02/10/2010        $321,707      $  512,264

Louie D. Peyton (3)                10,000                3%             $5.1250          02/10/2010        $ 83,481      $  132,929

(1) Options granted under our employee plan to all grantees totaled 394,040 in 2000.

(2) The exercise price is the fair market value of our common stock on the date of the grant.

(3)  Incentive Options

                    REPORT OF THE COMPENSATION COMMITTEE ON
                   EXECUTIVE COMPENSATION AND STOCK OPTIONS

Introduction

   It is the responsibility of the compensation committee to establish and review Mikohn's executive compensation plans, programs and policies, to administer Mikohn's stock option plan, to monitor the performance and compensation of executive officers and to make recommendations to the board of directors with respect to executive compensation. The compensation committee, established in January 1994, is comprised of Mr. Todoroff, who is chairman, and Mr. Campbell. Both are outside directors and neither has ever served as an officer or employee of Mikohn. The compensation committee held three formal meetings during 2000 and handled additional matters by unanimous written consent.

Compensation Policies

   The compensation committee has adopted certain principles and policies regarding compensation for executive officers and other key employees. Mikohn strives to offer competitive compensation opportunities for all employees based on each individual's contribution and performance. The compensation committee recognizes that a successful executive compensation policy must provide competitive levels of compensation that integrate pay with personal and company performance, reward excellence, recognize individual initiative and achievement and assist Mikohn in attracting and retaining qualified executives. The compensation committee believes that an executive compensation program should include three primary elements:

   . Annual base salary;
   . Annual incentive compensation and
   . Long term incentive compensation.

   The last category is particularly important for executive officers who are not large stockholders.

Certain Agreements

   The compensation arrangements for each of the executive officers named in the summary compensation table are subject to employment agreements. Mr. Thompson's original employment agreement was entered into prior to, and disclosed in connection with, Mikohn's initial public offering in November 1993, and antedated the creation of the compensation committee. Details of individual employment agreements between Mikohn and each of the named executive officers are set forth in the Proxy Statement under "EXECUTIVE COMPENSATION AND OTHER INFORMATION," sub-caption "Employment Agreements and Change in Control Arrangements".

   The principal role of the compensation committee in connection with discretionary incentive compensation payable to all executive officers under their respective employment agreements generally is to monitor performance and measure it against the terms of their agreements and Mikohn's performance. The compensation committee is satisfied that Mikohn's employment agreements with its executive officers provide them with base compensation that is not excessive plus ample incentive to achieve, to Mikohn's and their mutual benefit.

   The compensation committee has not established a policy with respect to qualifying compensation paid to Mikohn's executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, because there has been no need for such a policy and no immediate need is seen. Mikohn has advised the compensation committee that it believes all compensation payable under the existing employment agreements with executive officers will qualify for deduction under such Section.

                              Compensation Committee

                              Douglas M. Todoroff, Chairman
                              John K. Campbell, Member

                          PERFORMANCE GRAPH AND TABLE

  The graph and table below provide a comparison of our cumulative total stockholder return (which includes only the price of the common stock because we have paid no dividends) with (i) Standard & Poor's 500 Composite Stock Index and (ii) the industry manufacturing peer group used in our 2000 Proxy Statement. The date on which comparisons are made is December 31, 2000. The peer group includes companies that management selected because we believe they are comparable to us in the lines of business they are engaged in and because they include our principal competitors.

  This graph and table assume the investment of $100 on December 29, 1995 in our common stock and collectively, the common stocks of the companies comprising the peer group, with reinvestment of any dividends. The comparisons in the graph and table are based on historical data covering the performance of our common stock over the years shown. They are not intended to forecast, and we believe they are not indicative of, the future performance of our common stock.


                             [GRAPH APPEARS HERE]

** All returns reflect reinvestment of dividends

                                                                      Index at
                                          12/29/95      12/31/96      12/31/97      12/31/98       12/31/99       12/31/00
                                         ---------     ---------     ---------     ---------      ---------      ---------
Mikohn                                   $     100     $     140     $     190     $     103      $     137      $      80
S&P 500 Index                                  100           123           164           211            255            232
Peer Group                                     100           139           170           158            139            266

  Peer Group: The companies included in the peer group in addition to the Company are Acres Gaming Inc.; Alliance Gaming Corporation; Anchor Gaming; Autotote Corporation; Casino Data Systems; GTECH Holdings Corp.; International Game Technology; Paul-Son Gaming Corp.; Shuffle Master, Inc. and WMS Industries Inc.

  The disclosure contained under the headings "Audit Committee Report" and "Performance Graph and Table" is not incorporated by reference into any prior or future filings by us under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporate by reference our filings or portions thereof, including this proxy statement.

                                CERTAIN TRANSACTIONS

  Transactions between us and our affiliates involving amounts of money in excess of $250,000, other than transactions entered into in the ordinary course of business on terms generally made available to third parties, are reviewed by our board of directors and passed upon by a majority of disinterested directors. We did not enter into any transactions of that type during 2000.


  In 1997 with the approval of our board of directors, we made a loan to Mr. Thompson in the amount of $122,500. The loan is represented by a note in the identical amount maturing October 30, 2002, bearing interest at the rate of 6.37% payable at maturity and secured by a pledge of 20,000 shares of Mikohn common stock, the outstanding balance at December 31, 2000 was $158,000, inclusive of accrued interest. Also at December 31, 2000, Mr. Thompson had advances outstanding of $278,800. See also Note (4) to the summary compensation table.


                             PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information regarding beneficial ownership of our common stock as of March 23, 2001, by:

  . each person who is known by us to own beneficially more than five percent of our outstanding Common Stock,
  .  each of our directors,
  . each of the executive officers named in the summary compensation table and . all executive officers named in the summary compensation table and our directors as a group.


                                                                           Beneficial
                                                                          Ownership of
                                                                          Common Stock
                                                                          ------------
                   Name of Beneficial Owner (1)                        Number       Percent
                   -----------------------------                    ------------  -----------
David J. Thompson  (2)                                                 1,264,599        10.7%
Dennis A. Garcia  (3)                                                  1,576,185        13.3%
Bruce E. Peterson  (4)                                                 1,023,833         8.7%
Terrance W. Oliver  (5)                                                  704,683         6.0%
John K. Campbell  (6)                                                     51,333           *
James E. Meyer  (7)                                                        6,333           *
Douglas M. Todoroff  (8)                                                  52,333           *
Charles H. McCrea Jr.  (9)                                               239,596         2.0%
Donald W. Stevens  (10)                                                  148,922         1.3%
Louie D. Peyton (11)                                                      68,212           *
All directors and executive officers as a group (12 persons)  (12)     5,206,029        44.0%

*    Less than 1%

(1) The mailing address of each person named in this table is c/o Mikohn Gaming Corporation, 920 Pilot Road, Las Vegas, Nevada 89119.

(2) Total includes 164,000 shares that Mr. Thompson has the right to purchase within 60 days (regardless of exercise price) through exercise of vested stock options and 50,000 shares held in trusts for the benefit of Mr. Thompson's children and stepchildren. Mr. Thompson disclaims beneficial ownership of shares held in his children's trusts.

(3) Total includes 44,000 shares that Mr. Garcia has the right to purchase within 60 days (regardless of exercise price) through exercise of vested stock options.

(4) Total includes 41,333 shares that Mr. Peterson has the right to purchase within 60 days (regardless of exercise price) through exercise of vested stock options.

(5) Total includes 44,333 shares that Mr. Oliver has the right to purchase within 60 days (regardless of exercise price) through exercise of vested stock options, 369,250 shares held of record by the Oliver Special Trust of which Mr. Oliver is sole trustee and beneficiary, and 291,100 shares held by the Oliver Charitable Remainder Unitrust, of which Mr. Oliver and his wife, Linda J. Oliver, are the only trustees.

(6) Total includes 46,333 shares that Mr. Campbell has the right to purchase within 60 days (regardless of exercise price) through exercise of vested stock options.

(7) Total reported are the 6,333 shares that Mr. Meyer has the right to purchase within 60 days (regardless of exercise price) through exercise of vested stock options.

(8) Total includes 49,333 shares that Mr. Todoroff has the right to purchase within 60 days (regardless of exercise price) through exercise of vested stock options.

(9) Total includes 173,000 shares that Mr. McCrea has the right to purchase within 60 days (regardless of exercise price) through exercise of vested options.

(10) Total includes 96,000 shares that Mr. Stevens has the right to purchase within 60 days (regardless of exercise price) through the exercise of vested options.

(11) Total includes 42,000 shares that Mr. Peyton has the right to purchase within 60 days (regardless of exercise price) through the exercise of vested options.

(12) Includes 756,665 shares that the directors and five executive officers who are not directors have the right to purchase within 60 days (regardless of exercise price) through exercise of vested stock options.

                             INDEPENDENT AUDITORS

  Arthur Andersen LLP served as our independent auditors for the audit of our financial statements for 2000 and has been engaged for 2001. Our board of directors has not proposed that any formal action be taken at the 2001 annual meeting with respect to the engagement of Arthur Andersen as our independent auditors for the year 2001 because no action is required. Representatives of Arthur Andersen will attend the 2001 annual meeting and be available to answer questions. They will have the opportunity to make a statement at the 2001 annual meeting if they desire.

  The report of Arthur Andersen on our audited consolidated financial statements at December 31, 2000 and for the year then ended, and the report of Deloitte & Touche LLP on our audited consolidated financial statements at December 31, 1999 and for each of the two years then ended, included in our 2000 Annual Report on Form 10-K, contained no adverse opinion or disclaimer of opinion and are not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for 1998 and 1999 and through June 13, 2000, the date of our change of independent accountants, there were no disagreements with Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused it to make reference thereto in its report on the financial statements of such years.

  The following table sets forth the aggregate fees paid and payable by us for the fiscal year ended December 31, 2000 to our principal auditing firm Arthur Andersen LLP:


          Annual Audit Fees                         $288,000
          Financial Information Systems Design
               and Implementation Fees                     -
          All Other Fees:
               Audit-Related Services (1)            182,000
               Other Non-Audit Services (2)           40,000
                                                    --------
          Total                                     $510,000
                                                    ========

(1)  Represents primarily accounting advisory services.

(2)  Represents primarily tax services for the year ended December 31, 2000.

                                 ANNUAL REPORT

  Our annual report for the fiscal year ended December 31, 2000 is being mailed contemporaneously with this proxy statement to stockholders of record at the close of business on March 23, 2001. We will provide a copy of our 2000 annual report to the Securities and Exchange Commission on Form 10-K upon receipt of a written request from any beneficial owner of our securities and reimbursement of our reasonable expenses. Such request should be addressed to Mikohn Gaming Corporation, 920 Pilot Road, Las Vegas, NV 89119, Attention: General Counsel.


                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

  Any of our eligible stockholders (as defined below) who wishes to have a proposal considered for inclusion in our 2002 proxy solicitation material must set forth such proposal in writing and file it with our corporate secretary on or before 120 days before mailing. Our board of directors will review any proposals from eligible stockholders which it receives by that date and will determine whether any such proposals qualify for inclusion in the 2002 proxy solicitation materials. An eligible stockholder is one who is the record or beneficial owner of at least $1,000 in market value of securities entitled to be voted on the proposal at the 2002 Annual Meeting, who has held such securities for at least one year and who continues to own such securities through the date on which the 2002 Annual Meeting is held. We retain the discretion to vote proxies we receive with respect to proposals received after February 25, 2002, provided (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (2) the proponent does not issue a proxy statement.


                            SOLICITATION OF PROXIES

  The cost of this solicitation is borne by Mikohn. Proxies may be solicited by mail, telephone, telegraph, or personally by our directors, officers and regular employees, none of whom will receive any special compensation for these services. We will reimburse persons holding stock in their names or in the names of their nominees for reasonable expenses incurred in forwarding proxy materials to their principals.


                                OTHER BUSINESS

  Our board of directors does not know of any other business that may be presented for consideration at the annual meeting. If any other business properly comes before the annual meeting or any adjournment or postponement thereof, the proxy holders will vote according to their discretion insofar as such proxies are not limited to the contrary.

                                         By Order of the Board of Directors


                                         /s/ Charles H. McCrea, Jr.
                                         Charles H. McCrea, Jr.
                                         Secretary

Las Vegas, Nevada
April 20, 2001

                                  Appendix A


                           MIKOHN GAMING CORPORATION
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

Role and Responsibilities

     The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others, the systems of internal controls that management and the Board of Directors have established, and the audit process. The Audit Committee will fulfill its objectives by meeting (to include telephonic meetings) as frequently as needed to address and resolve issues that its members have identified or that have been referred to it by the Board of Directors, and by reporting its activities to the Board of Directors. In performing its functions, the Audit Committee is authorized to investigate any matter brought to its attention. In addition, with the approval of the Board of Directors, the Audit Committee is authorized to retain outside counsel or other professional advisors for the purpose of assisting it in performing its functions, and to place reasonable reliance on the information provided by any of the Company's professional advisors.

Relationship to Independent Auditors

     The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee as representatives of the Company's stockholders. The Board of Directors and the Audit Committee have ultimate authority and responsibility to select, evaluate, and where appropriate replace the independent auditors. Therefore, in addition to whatever other items it may choose to address or be tasked by the Board of Directors to address, the Audit Committee is expressly responsible, on an annual basis, for the following:

(1) Ensuring receipt of a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1.

(2) Actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors.

Membership and Qualifications

     The Audit Committee will consist of at least three members, each of whom must be "independent directors" as defined in NASD Rule 4200(a)(15). Each of these directors must be able to read and understand fundamental financial statements, including the Company's balance sheet, statement of operations, and statement of cash flows, or become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Specific Functions

     To accomplish its objectives, the Audit Committee will hold at least two formal meetings per year. The timing and agenda for each meeting, at a minimum, are as follows:

(1) Prior to the annual meeting of the Company's stockholders (currently held in May each year), the Audit Committee will meet with the independent auditors, the internal auditors, and management in order to review and discuss the audited financial statements. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves, and accruals, review of audit adjustments whether or not recorded, and such other inquiries as may be appropriate. Based on this review, the Audit Committee will make its recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

(2) Review the independent auditors' report of reportable conditions, observations, and recommendations, and management's response thereto.

(3) Prior to the August meeting of the Board of Directors, the Audit Committee will meet with the independent auditors, the internal auditors and management to consider:

     a)  The independence of the independent auditors;

     b)  The audit plan and fee estimate for the annual audit and

     c) Recent Securities and Exchange Commission and National Association of Securities Dealers pronouncements, and the effects thereof on the Company.

     The Audit Committee will meet privately with the independent auditors following each of these formal meetings. The Audit Committee is also tasked with the following:

(1) Reviewing with the independent auditors and management the quarterly financial information prior to the filing of the Company's Form 10-Q. This review may be performed by the Audit Committee or its Chairperson;

(2) Reviewing, on an annual basis, the adequacy of the Audit Committee charter and

(3) Reporting Audit Committee activities to the Board of Directors and issuing annually a report to be included in the proxy statement for submission to the stockholders.

     Copies of all reports issued by the internal audit department are to be distributed to the Audit Committee members.

     Special meetings of the Audit Committee may be called as conditions warrant.

--------------------------------------------------------------------------------

PROXY                      MIKOHN GAMING CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, MAY 17, 2001

  The undersigned constitutes and appoints DAVID J. THOMPSON, CHARLES H. McCREA, JR. and DONALD W. STEVENS Proxy, First Alternate Proxy and Second Alternate Proxy, respectively, to represent the undersigned and to vote all shares of Common Stock, $.10 par value, of Mikohn Gaming Corporation that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, May 17, 2001, at the MGM Grand Conference Center, 3799 Las Vegas Boulevard South, Las Vegas, Nevada, and at any adjournment or postponement thereof. If the Proxy is unable to act, the authority conferred hereby shall devolve on the First Alternate Proxy, and if he also is unable to act, on the Second Alternate Proxy. All proxies will be voted as instructed, but in the absence of instruction on any particular matter, FOR Item 1 and in the discretion of the Proxy or acting Alternate Proxy as to Item 2.

                   [_] FOR the Board of        [_] AGAINST all nominees listed
                       Directors nominees who      below
                       are listed below for
                       election as directors
  1. Election of Directors


   Nominees: Terrance W. Oliver, Dennis A. Garcia and Bruce E. Peterson.

   Instructions: To withhold authority to vote for any candidate, cross out that candidate's name above.

  2. In the discretion of the proxy holder, with respect to any other matter that may properly come before the 2001 Annual Meeting and any adjournment or postponement thereof. (The Board of Directors is not aware of any other matter that may properly be considered at the meeting.)
                           [_] VOTE   [_] DO NOT VOTE

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         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           MIKOHN GAMING CORPORATION.

  Please date and sign exactly as your name or names appear hereon. If there are more than one registered owner, all should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their fiduciary capacity or full title when signing.

                                              Dated: __________________________

                                               --------------------------------
                                                        Signature

                                               --------------------------------
                                                        Signature

           PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

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